UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2004
                                                         ----------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws;
---------          --------------------------------------------------
                   Change in Fiscal Year.
                   ----------------------

                   On November 1, 2004, the Board of Directors of CarMax,Inc. ("the Company") approved certain amendments to Article III of the Company's Amended and Restated Bylaws (the "Bylaws"). The full text of the Bylaws, as amended and restated November 1, 2004, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

                   The revised Bylaws reassign certain responsibilities related to executive succession planning from the Compensation and Personnel Committee to the Nominating and Governance Committee. As part of these responsibilities, the revised Bylaws provide that the Nominating and Personnel Committee will review candidates for senior management positions and develop recruitment plans for such positions. The revised Bylaws also assign new duties to the Compensation and Personnel Committee regarding CEO compensation. In particular, the Compensation and Personnel Committee will set certain goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of such goals and objectives and set the CEO's compensation level based on such evaluation.


Item 9.01          Financial Statements and Exhibits
---------          ---------------------------------

(c) Exhibits       The following exhibit is being furnished pursuant to
                   Item 5.03 above.

         3.1       CarMax, Inc. Bylaws, as amended and restated
                   November 1, 2004, filed herewith.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  November 5, 2004

                                INDEX TO EXHIBITS




Exhibit
Number                               Exhibit
-------                              -------



  3.1 CarMax, Inc. Bylaws, as amended and restated November 1, 2004, filed herewith.